UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 28, 2005
                                                --------------------------------


                       Banc of America Funding Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                   333-121559                 56-193 0085
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                          Identification No.)


   214 North Tryon Street, Charlotte, North Carolina               28255
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    (Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code  (704) 386-2400
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events
            ------------

            On April 28, 2005, Banc of America Funding Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2005-C, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates (the "Offered Certificates"), having an aggregate original principal balance of $491,398,000. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated April 28, 2005, among the Registrant, GreenPoint Mortgage Funding Inc., as servicer, and Wells Fargo Bank, N.A., as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2005-C, Class R, Class CE and Class P Certificates (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.19% undivided interest in a trust (the "Trust"), consisting principally of a pool of adjustable interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates distributions on which (other than with respect to the Class P Certificates) are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the Class Certificate Balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Available Funds are sufficient therefor.

            Elections will be made to treat the Trust as two REMICs for federal income tax purposes (each a "REMIC"). The Offered Certificates (other than the Class A-3 Certificates and the portion of the Offered Certificates representing interests in the arrangements intended to protect against basis risk), each Component and the Class CE Certificates will be treated as "regular interests" in the applicable REMIC and the Class R Certificate will be treated as the "residual interest" in each REMIC.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-4) Pooling and Servicing Agreement, dated April 28, 2005, among Banc of America Funding Corporation, GreenPoint Mortgage Funding, Inc., as servicer, and Wells Fargo Bank, N.A., as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANC OF AMERICA FUNDING
                                         CORPORATION


April 28, 2005

                                    By: /s/ Scott Evans
                                        ----------------------------------------
                                        Name:  Scott Evans
                                        Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Pooling and Servicing Agreement,    E
                            dated April 28, 2005 among Banc
                            of America Funding Corporation,
                            GreenPoint Mortgage Funding,
                            Inc., as servicer, and Wells
                            Fargo Bank, N.A., as trustee.